UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 18, 2007

WOLVERINE TUBE, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-12164	63-0970812
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Clinton Avenue West, Suite 1000 Huntsville, Alabama	35801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (256) 353-1310

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On July 18, 2007, Wolverine Tube, Inc. (the “Company”) amended its secured revolving credit facility pursuant to Amendment No. 9 to Amended and Restated Credit Agreement, effective as of June 30, 2007, among the Company and its U.S. subsidiaries (the “Borrowers”), the lenders named therein and Wachovia Bank, National Association (“Wachovia”), as administrative agent (the “Credit Agreement Amendment”). The Credit Agreement Amendment amends the Amended and Restated Credit Agreement, dated as of April 28, 2005, among the Borrowers, the lenders named therein and Wachovia (as amended, the “Credit Agreement”).

The Credit Agreement Amendment revised the definition of “Consolidated EBITDA” to increase the amount of certain restructuring charges permitted to be included therein for purposes of the Company’s compliance with the minimum consolidated EBITDA covenants contained in the Credit Agreement and in the documents governing the Company’s receivables sale facility. Effective as of June 30, 2007, up to $48,526,000 in non-cash restructuring charges and $7,600,000 in cash restructuring charges for the 2006 fiscal year are permitted to be included in the calculation of Consolidated EBITDA. In addition, the Credit Agreement Amendment further revised the Consolidated EBITDA definition to exclude all non-cash income related to the embedded derivatives associated with the Company’s Series A Convertible Preferred Stock recorded subsequent to the fiscal quarter ended July 1, 2007. As of July 1, 2007 and after giving effect to the Credit Agreement Amendment, the Company was in compliance with the financial covenants contained in the Credit Agreement and in the documents governing the Company’s receivables sale facility.

A copy of the Credit Agreement Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The remaining terms of the Credit Agreement, which remain unchanged by the Credit Agreement Amendment, are described in Note 10 of the Notes to Consolidated Financial Statements contained in the Company’s Form 10-K for the year ended December 31, 2006 (as amended by Form 10-K/A filed with the Securities and Exchange Commission (the “SEC”) on July 11, 2007), as updated by Note 8 of the Notes to Unaudited Condensed Consolidated Financial Statements contained in the Company’s Form 10-Q for the quarter ended April 1, 2007, as filed with the SEC on June 15, 2007, which disclosure is incorporated herein by reference.

Wachovia Bank, National Association, the administrative agent and a lender under the secured revolving credit facility, is the agent and, along with its affiliate, a liquidity provider under the Company’s receivables sale facility.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1	Amendment No. 9 to Amended and Restated Credit Agreement, effective as of June 30, 2007, among the Company and its U.S. subsidiaries, the lenders named therein and Wachovia Bank, National Association, as administrative agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated: July 20, 2007

WOLVERINE TUBE, INC.

By:	/s/ JAMES E. DEASON
James E. Deason
Senior Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amendment No. 9 to Amended and Restated Credit Agreement, effective as of June 30, 2007, among the Company and its U.S. subsidiaries, the lenders named therein and Wachovia Bank, National Association, as administrative agent.